                                  [LETTERHEAD
                                   OF CALIFORNIA HEALTHCARE
                                   FOUNDATION]


                                   July 8, 1998



Leonard D. Schaeffer
Chairman and Chief Executive Officer
WellPoint Health Networks Inc.
21555 Oxnard Street
Woodland Hills, California  91367

Re: AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT DATED AS OF AUGUST 4, 1997 (THE "REGISTRATION RIGHTS AGREEMENT") BY AND BETWEEN WELLPOINT HEALTH NETWORKS INC. ("WELLPOINT") AND THE CALIFORNIA HEALTHCARE FOUNDATION (THE "FOUNDATION")

Dear Leonard:

You have informed us that in connection with the Agreement and Plan of Merger dated as of July 8, 1998 (the "Merger Agreement") by and between WellPoint and Cerulean Companies, Inc., and Water Polo Acquisition Corp., you intend to enter into and execute a Registration Rights Agreement with Georgia Strategic Healthcare LLC ("GSH"), substantially in the form attached to this letter, with only such changes thereto as do not materially and adversely affect the rights and obligations of the Foundation (the "GSH Registration Rights Agreement"). You have advised us that GSH is the only entity which will be provided the rights set forth in the GSH Registration Rights Agreement in connection with the transactions set forth in, or contemplated by, the Merger Agreement (the "Transactions"). In addition, although we understand that the number of shares of WellPoint Common Stock to be issued to GSH pursuant to the Merger Agreement (and which will have the registration rights set forth in the GSH Registration Rights Agreement) is not currently known and will not be fixed prior to the consummation of the Transactions, we further understand the number of shares is likely to represent in the aggregate approximately 1.8% of the total outstanding shares of Common Stock after consummation of the Transactions (based upon the current fair market value of the Common Stock and the current number of shares outstanding).

In reliance upon the foregoing, and in consideration of the agreements set forth below, this letter will confirm that the Foundation hereby consents to the execution and delivery of the GSH

Leonard D. Schaeffer
July 8, 1998
Page 2

Registration Rights Agreement by WellPoint upon the consummation of the Transactions, notwithstanding that the GSH Registration Rights Agreement may be deemed to grant rights that are senior to or take priority over those granted to the Foundation pursuant to the Registration Rights Agreement.

In consideration of the Foundation's consent, WellPoint and the Foundation have agreed to the following amendments to the Registration Rights Agreement, effective on and contingent upon the Closing Date under the Merger Agreement:
(i) GSH will have the right to piggyback on a Foundation demand registration statement, provided (a) in the event the inclusion of shares owned by GSH will adversely affect the offering in the opinion of the managing underwriter or facilitating broker/dealer, GSH's shares will be cut back first (provided that GSH's rights in Section 3(b)(ii)(A) of the GSH Registration Rights Agreement shall be preserved), and (b) GSH's rights to piggyback shall be asserted, if at all, within one business day of WellPoint's notice to GSH of the availability of the piggyback registration statement opportunity; (ii) the Foundation shall have one business day after receiving notice of the availability of a piggyback opportunity on a registration statement initiated by GSH to assert its right to piggyback on such registration statement; (iii) WellPoint will not amend the GSH Registration Rights Agreement in any manner which would adversely affect the Foundation's rights thereunder or under the Registration Rights Agreement; (iv) the Foundation may elect, at any time during the remaining term of the Registration Rights Agreement, to have one additional demand registration effected on its behalf (in addition to the single annual demand registration right now provided for); and (v) the Foundations's piggyback registration rights in a registration in which GSH also exercises piggyback registration rights shall apply in the manner set forth in Section 3(b) of the GSH Registration Rights Agreement. The Foundation also understands that WellPoint agrees that the Registration Rights Agreement currently provides, and will after the amendment continue to provide, that a registration, statement initiated by GSH is not a "financing plan" within the meaning of Section 2(c)(i) of the Registration Rights Agreement which would bar the exercise of the Foundation's right to initiate a demand registration statement, and that the Foundation shall have no "holdback" obligation with respect to any GSH offering, other than with respect to a registered offering in which the Foundation participates.

The parties hereto agree to negotiate in good faith a more formal written amendment of the Registration Rights Agreement containing the terms and conditions set forth above, with the

Leonard D. Schaeffer
July 8, 1998
Page 2


intent of entering into such written amendment no later than the effective date of the Merger Agreement. Unless and until we do so, however, this Agreement shall be a binding agreement between the parties and may not be modified or amended, except pursuant to a writing signed by both parties.


                                       Very truly yours,

                                       /s/ Mark D. Smith

                                       Mark D. Smith
                                       President and Chief Executive Officer
                                       California HealthCare Foundation

ACKNOWLEDGED AND AGREED:
WellPoint Health Networks Inc.

By:  /s/ Thomas C. Geiser, Esq.
   --------------------------------

Date:  July 9, 1998